UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported) October 19, 2004
                                                       -------------------------


                                  Securac Corp.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      033-07456-LA                                       88-0210214
--------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No. )


2500, 520-5th Avenue SW, Calgary, Alberta                             T2P 3R7
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                            (Zip Code)


                                 (403) 225-0403
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

      As previously disclosed, effective October 19, 2004 we completed the acquisition of Securac Inc., a private Alberta corporation specializing in enterprise risk management and compliance software and services. The transaction was effected by means of a share exchange in a reverse takeover, as a result of which Securac Inc. is now a wholly-owned subsidiary of our company and the business of Securac Inc. comprises substantially all of the business of our company.

      Reference is made to the original filing of this Current Report on Form 8-K, as filed with the Securities Exchange Commission on October 25, 2004, for a more complete description of the acquisition.

      The principal purpose of this amendment is to provide historical financial statements of the acquired business as well as pro forma financial statements reflecting the acquisition, which were not included in the original filing of this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

      o     Report of Independent Public Accountants

      o Audited consolidated financial statements of Securac Inc. as of and for the year ended December 31, 2003 and the period ended December 31, 2002

      o     Notes to audited consolidated financial statements of Securac Inc.

      o Unaudited consolidated financial statements of Securac Inc. as of and for the nine months ended September 30, 2004 and 2003

      o     Notes to unaudited consolidated financial statements of Securac Inc.

      See pages F-1 through F-12, immediately following the signature page of this report.

(b)   Pro forma financial information.

      o Unaudited pro forma consolidated balance sheet of Securac Corp. as of September 30, 2004

      o Unaudited pro forma consolidated statement of loss for the nine months ended September 30, 2004

      o Unaudited pro forma consolidated statement of loss for the year ended December 31, 2003

      o     Notes to unaudited pro forma consolidated financial statements

      See pages F-13 through F-28.

(c)   Exhibits.

      2.1 Letter agreement dated September 2, 2004 with shareholders of Securac Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Securac Corp.


                                        By: /s/ Paul J. Hookham
                                            -----------------------------
                                            Paul J. Hookham
                                            Chief Financial Officer

Date:  January 19, 2005

PricewaterhouseCoopers LLP [LOGO]
--------------------------------------------------------------------------------
                                                  | PricewaterhouseCoopers LLP
                                                  | Chartered Accountants
                                                  | Suite 1501, TD Tower
                                                  | 10088 - 102 Avenue
                                                  | Edmonton, Alberta
                                                  | Canada T5J3N5
                                                  | Telephone + 1 (780) 441 6700
                                                  | Facsimile + 1 (780) 441 6776

December 13, 2004

AUDITORS' REPORT

TO THE SHAREHOLDERS OF
SECURAC INC.

We have audited the consolidated balance sheets of SECURAC INC. as at December 31, 2003 and 2002 and the consolidated statements of operations, deficit and cash flows for the year ended December 31, 2003 and the period ended December 31, 2002. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at December 31, 2003 and 2002 and the results of its operations and its cash flows for the year ended December 31, 2003 and the period ended December 31, 2002 in accordance with Canadian generally accepted accounting principles.


(SIGNED) "PRICEWATERHOUSECOOPERS LLP"


CHARTERED ACCOUNTANTS
Edmonton, Canada

PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and the other member firms of PricewaterhouseCoopers International Limited, each of which is a separate and independent legal entity.

SECURAC INC.
Consolidated Balance Sheet

AS AT DECEMBER 31, 2003
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


                                                  DECEMBER 31,  DECEMBER 31,
                                                          2003          2002
                                                             $             $
                                                  --------------------------
ASSETS

CURRENT ASSETS
Cash and cash equivalents                               34,678        39,147
Accounts receivable                                    103,617         3,263
Prepaid expenses and deposits                           63,692         4,608
                                                  --------------------------

                                                       201,987        47,018

PROPERTY AND EQUIPMENT (note 3)                         11,705         7,733

INTANGIBLES (note 4)                                    13,066        26,132
                                                  --------------------------
                                                       226,758        80,883
                                                  ==========================

LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued liabilities               295,765        52,097
Current portion of obligation under capital lease        5,220         2,466
Deferred revenue                                         6,000            --
Note payable (note 5)                                  227,852            --
                                                  --------------------------
                                                       534,837        54,563

ADVANCES FROM SHAREHOLDER (note 6)                     206,990            --

OBLIGATION UNDER CAPITAL LEASE                           6,045         5,448
                                                  --------------------------
                                                       747,872        60,011
                                                  --------------------------

SHAREHOLDERS' DEFICIENCY

SHARE CAPITAL (note 7)                                 872,844       150,100

DEFICIT                                             (1,393,958)     (129,228)
                                                  --------------------------
                                                      (521,114)       20,872
                                                  --------------------------
                                                       226,758        80,883
                                                  ==========================

The accompanying footnotes are an integral part of these financial statements.

SECURAC INC.
Consolidated Statements of Deficit
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


                                                                   TEN-MONTH
                                                    YEAR ENDED  PERIOD ENDED
                                                  DECEMBER 31,  DECEMBER 31,
                                                          2003          2002
                                                             $             $
                                                  --------------------------
BALANCE - BEGINNING OF PERIOD                          129,228            --

Net loss for the period                              1,264,730       129,228
                                                  --------------------------
BALANCE - END OF PERIOD                              1,393,958       129,228
                                                  ==========================


The accompanying footnotes are an integral part of these financial statements.

SECURAC INC.
Consolidated Statements of Operations
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


                                                                   TEN-MONTH
                                                    YEAR ENDED  PERIOD ENDED
                                                  DECEMBER 31,  DECEMBER 31,
                                                          2003          2002
                                                             $             $
                                                  --------------------------
REVENUE                                                527,096            --

COST OF SALES                                          387,866            --
                                                  --------------------------
GROSS PROFIT                                           139,230            --
                                                  --------------------------

OPERATING EXPENSES
General and administration                             561,576        42,434
Research and development                               391,197         9,322
Sales and marketing                                    312,033        41,146
Marketing and investor relations                       107,832        22,716
Amortization of intangibles                             13,066        13,066
Depreciation                                             2,923         1,347
                                                  --------------------------
                                                     1,388,627       130,031
                                                  --------------------------
LOSS FROM OPERATIONS                                (1,249,397)     (130,031)
                                                  --------------------------

OTHER INCOME (EXPENSES)
Interest income                                            477           754
Loss on disposal of property and equipment                (158)           --
Interest on note payable                                (1,785)           --
Foreign exchange (loss) gain                           (13,867)           49
                                                  --------------------------
                                                       (15,333)          803
                                                  --------------------------

NET LOSS FOR THE PERIOD                             (1,264,730)     (129,228)
                                                  ==========================


The accompanying footnotes are an integral part of these financial statements.

SECURAC INC.
Consolidated Statements of Cash Flows
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


                                                                     TEN-MONTH
                                                      YEAR ENDED  PERIOD ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                            2003          2002
                                                               $             $
                                                    --------------------------
CASH PROVIDED BY (USED IN)

OPERATING ACTIVITIES
Net loss for the period                               (1,264,730)     (129,228)
Items not affecting cash
       Depreciation                                        2,923         1,347
       Amortization of intangibles                        13,066        13,066
       Loss on disposal of property and equipment            158            --
                                                    --------------------------
                                                      (1,248,583)     (114,815)

Net change in non-cash working capital items
       Accounts receivable                              (100,354)       (3,263)
       Prepaid expenses                                  (59,084)       (4,608)
       Accounts payable and accrued liabilities          243,668        52,097
       Deferred revenue                                    6,000            --
                                                    --------------------------
                                                      (1,158,353)      (70,589)
                                                    --------------------------

INVESTING ACTIVITIES
Payments for the purchase of intangibles                      --       (39,198)
Payments for the purchase of property and equipment       (9,382)       (9,080)
Proceeds from the sale of property and equipment           2,329         8,780
                                                    --------------------------
                                                          (7,053)      (39,498)
                                                    --------------------------

FINANCING ACTIVITIES
Proceeds from the issuance of common shares              722,744       150,100
Advances from shareholder                                206,990            --
Proceeds from the issuance of note payable               227,852            --
Principal payments under capital lease                    (3,163)         (866)
Proceeds from capital lease                                6,514            --
                                                    --------------------------
                                                       1,160,937       149,234
                                                    --------------------------

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS          (4,469)       39,147

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD           39,147            --
                                                    --------------------------

CASH AND CASH EQUIVALENTS - END OF PERIOD                 34,678        39,147
                                                    ==========================

CASH AND CASH EQUIVALENTS
Cash                                                       3,938         6,349
Term deposits                                             30,740        32,798
                                                    --------------------------
                                                          34,678        39,147
                                                    ==========================


The accompanying footnotes are an integral part of these financial statements.

SECURAC INC.
Notes to Consolidated Financial Statements
DECEMBER 31, 2003
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


1     NATURE OF OPERATIONS

      Securac Inc. (the "Company") is a private company incorporated March 20, 2002 under the Business Corporations Act of Alberta. Its principal business activity is the development of risk management software. The company operates in Alberta, Canada.

2     SUMMARY OF ACCOUNTING POLICIES

      a)    Basis of presentation

            These consolidated financial statements have been prepared by management in accordance with accounting principles generally accepted in Canada (Canadian GAAP) and include all assets, liabilities, revenues and expenses of Securac Inc. and its subsidiary, Securac Technologies Inc.

            These accounting principles also conform in all material respects with accounting principles generally accepted in the United States (US GAAP) except as described in note 10.

      b)    Cash and cash equivalents

            Cash and cash equivalents include cash on hand, balances with banks and short-term deposits with original maturities of three-months or less. Bank borrowings are considered to be financing activities.

      c)    Property and equipment

            Property and equipment are recorded at cost. Deprecation is provided for over their useful lives using the declining balance method at the following annual rates.

            Computer hardware            30%
            Office equipment             20%

      d)    Intangibles

            Intangible assets with a definite life are amortized over their legal or estimated useful lives, whichever is shorter. The Company reviews the carrying amounts of intangible assets with a definite life whenever events or changes in circumstance indicate that the carrying amount of an asset may not be recoverable. Such events or circumstances might include changes in technology, significant litigation or other items.

SECURAC INC.
Notes to Consolidated Financial Statements
DECEMBER 31, 2003
--------------------------------------------------------------------------------

(expressed in Canadian dollars)

            In the event an impairment exists, an impairment charge would be determined by comparing the carrying amounts of the asset to the applicable undiscounted estimated future cash flows. In addition, the remaining amortization period for the impaired asset would be reassessed and revised if necessary.

            Intangibles consist of distribution rights which are being amortized over their estimated useful life of three years.

      e)    Revenue recognition

            Revenues are recognized when professional services are provided to the client and in accordance with license agreements.

      f)    Investment tax credits

            Investment tax credits, which are earned as a result of qualifying research and development expenditures are recognized when the expenditures are made and their realization is reasonably assured, and are applied to reduce related costs and expenses in the year.

      g)    Income taxes

            Income taxes are provided for using the liability method whereby future tax assets and liabilities are recognized using current tax rates on the difference between the financial statement carrying amounts and the respective tax basis of the assets and liabilities. The Company provides a valuation allowance on future tax assets when it is more likely than not that such assets will not be realized.

      h)    Research and development costs

            Research costs are expensed as incurred. Development costs are also generally expensed as incurred unless such costs meet the criteria necessary for deferral and amortization. To qualify for deferral, the costs must relate to a technically feasible, identifiable product that the Company intends to produce and market, there must be a clearly defined market for the product and Company must have the resources, or access to the resources, necessary to complete the development. The Company has not deferred any development costs to date.

      i)    Use of estimates

            In preparing the consolidated financial statements in conformity with Canadian generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURAC INC.
Notes to Consolidated Financial Statements
DECEMBER 31, 2003
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


3     PROPERTY AND EQUIPMENT

                                                         2003        2002
                            ---------------------------------     -------
                                      ACCUMULATED
                              COST   DEPRECIATION         NET         NET
                                 $              $           $           $
                            ---------------------------------------------
      Computer hardware     15,236          3,747      11,489       7,463
      Office equipment         300             84         216         270
                            ---------------------------------------------
                            15,536          3,831      11,705       7,733
                            =============================================

      Computer hardware represents assets under capital leases.

4     INTANGIBLES

                                                         2003        2002
                            ---------------------------------     -------
                                      ACCUMULATED
                              COST   AMORTIZATION         NET         NET
                                 $              $           $           $
                            ---------------------------------------------
      Distribution right    39,198         26,132      13,066      26,132
                            =============================================


      The unamortized cost of the distribution right relates to a license agreement dated August 29, 2002, pursuant to which the Company owns a non-exclusive right and license to sell, lease, service, maintain, operate and use the Risk Watch system in Canada for a period of one year after the date of the agreement with automatic extensions of 12-month periods unless either Company provides notice of termination 30 days prior to the end of the current contract.

5     NOTE PAYABLE

      The note payable to an unrelated party is unsecured, non-interest bearing and has no specified terms of repayment.

6     RELATED PARTY TRANSACTIONS AND BALANCES

      Advances from a shareholder of the Company are unsecured, non-interest bearing and have no specified repayment terms. The shareholder has confirmed that payment will not be demanded prior to December 31, 2004.

SECURAC INC.
Notes to Consolidated Financial Statements
DECEMBER 31, 2003
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


      During the year ended December 31, 2003, the Company paid $38,000 (2002 - $nil) to a director of the Company as commissions on the issue of share capital. The transaction has been recorded at the exchange amount, which is considered to represent fair value.

7     SHARE CAPITAL

      Authorized
        Unlimited number of Class A voting shares
        Unlimited number of Class B non-voting shares
        Unlimited number of Class C non-voting shares

      Issued

                                                         2003        2002
                                                            $           $
                                                 ------------------------
      10,609,589 Class A shares
        (2002 - 10,099,316)                           872,844     150,100
                                                 ========================

      During the year ended December 31, 2003, the Company issued 510,273 Class A shares for cash (net of share issue costs) of $722,744. During the period ended December 31, 2002, the Company issued 10,099,316 Class A shares for cash of $150,100.

8     INCOME TAXES

      At December 31, 2003, the Company had approximately $656,000 of non-capital loss carry forwards and $231,000 of investment tax credits available to reduce taxable income in future years. These losses and investment tax credits expire as follows:

                                                              NON-CAPITAL
                                                               LOSS CARRY
                                                                 FORWARDS
                                                                        $
                                                             ------------
      2009                                                        107,000
      2010                                                        549,000
                                                             ------------
                                                                  656,000
                                                             ============

      Scientific research and experimental development expenditures of $641,000 are also available to reduce net income for tax purposes in future years. These expenditures may be carried forward indefinitely.

SECURAC INC.
Notes to Consolidated Financial Statements
DECEMBER 31, 2003
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


      Significant components of the Company's unrecorded long-term future income tax assets are as follows:

                                                              2003        2002
                                                                 $           $
                                                         ---------------------
      Future tax assets
         Non-capital loss carry forwards                   112,000      19,000
         Research and development deduction and credits    110,000          --
         Other                                               6,000       7,000
                                                         ---------------------
                                                           228,000      26,000

      Valuation allowance                                 (228,000)    (26,000)
                                                         ---------------------
      Net future tax assets                                     --          --
                                                         =====================


      Potential tax benefits in the amount of $123,000 (2002 - $26,000) have not been recognized in the accounts as the expectation of their realization did not meet the requirement of "more likely than not" under the liability method of tax allocation.

      The Company has made a claim to the Federal Government for a refundable investment tax credit in the amount of $231,299 related to the year ended December 31, 2003. Should the claim be successful, professional fees of approximately $58,000 will be payable with respect to the claim. No amount has been recognized in the accounts as the claim is under dispute and the timing and amount of any recovery is uncertain.

      A reconciliation of income taxes attributable to operations using a 17.25% (2002 - 17.74%) statutory tax rate is as follows:

                                                              2003        2002
                                                                 $           $
                                                         ---------------------
      Expected recovery at statutory                       215,000      23,000
      Unrecognized deductible temporary differences       (202,000)    (26,000)
      Non-deductible and other                             (13,000)      3,000
                                                         ---------------------
      Total income tax expense                                  --          --
                                                         =====================

SECURAC INC.
Notes to Consolidated Financial Statements
DECEMBER 31, 2003
--------------------------------------------------------------------------------

(expressed in Canadian dollars)

9     FINANCIAL INSTRUMENTS

      The Company's financial instruments recognized in the balance sheet at December 31, 2003 consist of cash and term deposits, accounts receivable, accounts payable and accrued liabilities, obligations under capital lease, note payable and advances from shareholders.

      a)    Fair value

            The Company believes that the carrying values of its financial instruments with the exception of advances from shareholders approximate their fair values because of their relative short terms to maturity. The fair value of advances from shareholders has not been estimated as they are not subject to terms and conditions that would otherwise be available from third parities.

      b)    Foreign exchange risk

            The Company realizes a significant portion of its revenue in U.S. dollars. There is no policy in place to manage foreign currency risk.

      c)    Interest rate risk

            The Company is subject to interest rate risks from time to time because of the short term to maturity of its cash equivalents and short term investments.

      d)    Credit risk

            Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and cash equivalents and accounts receivable. The Company deposits its cash and cash equivalents with Canadian chartered banks to maintain safety and liquidity. For the year ended December 31, 2003, the Company earned approximately $458,000 (87%) of its revenue from one customer. At December 31, 2003, $79,960 (77%) of accounts receivable were due from one customer. The Company had no allowance for doubtful accounts at December 31, 2003.

10    UNITED STATES ACCOUNTING PRINCIPLES

      There are no significant differences between the Company's accounting principles and those generally accepted in the United States.

SECURAC INC.
Notes to Consolidated Financial Statements
DECEMBER 31, 2003
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


11    NEW ACCOUNTING PRONOUNCEMENTS

      In December 2002, the CICA issued CICA 3063 - "Impairment of long-lived assets". This section established standards for the recognition, measurement and disclosure of the impairment of long-lived assets. The Recommendations in the Section are to be applied prospectively for years beginning on or after April 1, 2003, which is the fiscal year beginning January 1, 2004 of the Company, with earlier application encouraged.

      In September 2003, the CICA issued CICA 3870 revised transitional provisions for "Stock-Based Compensation and Other Stock-Based Payments". This Section requires fair value based method of accounting for stock-based compensation and other stock-based payments. The Recommendations of this Section are to be applied retroactively commencing in the fiscal year beginning January 1, 2004 of the Company. The Company does not have any stock-based compensation or payment plans.

12    SUBSEQUENT EVENTS

      REVERSE TAKEOVER OF APPLEWOOD'S RESTAURANTS INC.

      In September 2004, the Company's shareholders entered into share exchange agreements with Applewood's Restaurants Inc. ("Applewood's"). On October 19, 2004, the transaction was consummated whereby Applewood's issued 2.7 shares of its common stock for each common share of Securac held by the shareholders of Securac. Applewood's issued a total of 37,246,289 shares of its common stock in the Share Exchange, which represented approximately 90% of the outstanding common stock of Applewood's after issuance. In connection with the Share Exchange, Applewood's effected a 1:15 reverse split of outstanding common stock after the exchange. The name of Applewood's Restaurants Inc. was changed to Securac Corp.

SECURAC INC.
Consolidated Balance Sheets
(Unaudited)
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


                                                SEPTEMBER 30,  DECEMBER 31,
                                                         2004          2003
                                                            $             $
                                                                  (AUDITED)
                                                ---------------------------
ASSETS

CURRENT ASSETS
Cash and cash equivalents                             113,456        34,678
Accounts receivable                                   175,036       103,617
Prepaid expenses                                       10,145        63,692
Goods and services tax recoverable                     32,496            --
Advances and notes receivable                          68,842            --
                                                ---------------------------
                                                      399,975       201,987

PROPERTY AND EQUIPMENT                                 43,475        11,705
INTANGIBLES                                             3,267        13,066
GOODWILL (note 2(b))                                   91,000            --
                                                ---------------------------
                                                      537,717       226,758
                                                ===========================

LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued liabilities              347,473       295,765
Accrued payroll                                        57,354            --
Deferred revenue                                        6,600         6,000
Current portion of obligation under capital lease       3,123         5,220
Current portion of notes payable (note 6)             390,568       227,852
                                                ---------------------------
                                                      805,118       534,837

NOTES PAYABLE (note 6)                                 16,667            --
DUE TO RELATED COMPANY (note 5(c))                    200,022            --
ADVANCES FROM SHAREHOLDERS                                 --       206,990
OBLIGATION UNDER CAPITAL LEASE                          8,718         6,045
                                                ---------------------------
                                                    1,030,525       747,872
                                                ---------------------------

SHAREHOLDERS' EQUITY

SHARE CAPITAL (note 3)                              3,483,740       872,844
CONTRIBUTED SURPLUS (note 4)                           84,000            --
DEFICIT                                            (4,060,548)   (1,393,958)
                                                ---------------------------
                                                     (492,808)     (521,114)
                                                ---------------------------
                                                      537,717       226,758
                                                ===========================

The accompanying footnotes are an integral part of these financial statements

SECURAC INC.
Consolidated Statements of Deficit
(Unaudited)
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


                                                   NINE-MONTH
                                                 PERIOD ENDED       YEAR ENDED
                                                SEPTEMBER 30,     DECEMBER 31,
                                                         2004             2003
                                                            $                $
                                                                      (AUDITED)
                                                ------------------------------
BALANCE - BEGINNING OF PERIOD                       1,393,958          129,228

Net loss for the period                             2,052,292        1,264,730

Distribution to shareholders (note 5(b))              614,298               --
                                                ------------------------------
BALANCE - END OF PERIOD                             4,060,548        1,393,958
                                                ==============================


The accompanying footnotes are an integral part of these financial statements.

SECURAC INC.
Consolidated Statements of Operations
(Unaudited)
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


                                                       NINE-MONTH
                                                      PERIOD ENDED  YEAR ENDED
                                                     SEPTEMBER 30, DECEMBER 31,
                                                              2004        2003
                                                                 $           $
                                                                      (AUDITED)
                                                     -------------------------
REVENUE                                                    359,097     527,096

COST OF SALES (excluding depreciation and amortization)    259,870     387,866
                                                     -------------------------
GROSS PROFIT                                                99,227     139,230
                                                     -------------------------

OPERATING EXPENSES
Stock based compensation (note 4)                          553,445          --
Research and development (note 5(b))                       504,487     391,197
Sales and business development                             497,413     312,033
General and administration                                 473,730     561,576
Marketing and investor relations                            96,793     107,832
Amortization of intangibles                                  9,799      13,066
Depreciation                                                 3,071       2,923
                                                     -------------------------
                                                         2,138,738   1,388,627
                                                     -------------------------
LOSS FROM OPERATIONS                                    (2,039,511) (1,249,397)
                                                     -------------------------

OTHER INCOME (EXPENSES)
Foreign exchange loss                                       (4,243)    (13,867)
Bad debt                                                    (2,500)         --
Interest on note payable                                    (6,038)     (1,785)
Interest income                                                 --         477
Loss on disposal of property and equipment                      --        (158)
                                                     -------------------------
                                                           (12,781)    (15,333)
                                                     -------------------------
NET LOSS FOR THE PERIOD                                 (2,052,292) (1,264,730)
                                                     =========================


The accompanying footnotes are an integral part of these financial statements.

SECURAC INC.
Consolidated Statements of Cash Flows
(Unaudited)
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


                                                      NINE-MONTH
                                                    PERIOD ENDED    YEAR ENDED
                                                   SEPTEMBER 30,  DECEMBER 31,
                                                            2004          2003
                                                               $             $
                                                                     (AUDITED)
                                                   ---------------------------
CASH PROVIDED BY (USED IN)

OPERATING ACTIVITIES
Net loss for the period                               (2,052,292)   (1,264,730)
Items not affecting cash
       Depreciation                                        3,071         2,923
       Amortization of intangibles                         9,799        13,066
       Loss on disposal of property and equipment             --           158
       Stock based compensation                          553,500            --
                                                   ---------------------------
                                                      (1,485,922)   (1,248,583)
Net change in non-cash working capital items
       Accounts receivable                               (71,419)     (100,354)
       Prepaid expenses                                  (53,547)      (59,084)
       Accounts payable and accrued liabilities           51,708       243,668
       Deferred revenue                                      600         6,000
       Goods and services tax recoverable                (32,496)           --
       Advances and notes receivable                     (68,842)           --
       Accrued payroll                                    57,354            --
                                                   ---------------------------
                                                      (1,602,564)   (1,158,353)
                                                   ---------------------------

INVESTING ACTIVITIES
Payments for the purchase of property and equipment      (34,841)       (9,382)
Proceeds from the sale of property and equipment              --         2,329
                                                   ---------------------------
                                                         (34,841)       (7,053)
                                                   ---------------------------

FINANCING ACTIVITIES
Proceeds from the issuance of common shares            1,743,214       722,744
(Repayment of) advances from shareholder                (206,990)      206,990
Proceeds from the issuance of note payable               179,383       227,852
Principal payments under capital lease                    (3,915)       (3,163)
Proceeds from capital lease                                4,491         6,514
                                                   ---------------------------
                                                       1,716,183     1,160,937
                                                   ---------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          78,778        (4,469)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD           34,678        39,147
                                                   ---------------------------

CASH AND CASH EQUIVALENTS - END OF PERIOD                113,456        34,678
                                                   ===========================

CASH AND CASH EQUIVALENTS
Cash                                                      92,580         6,349
Term deposits                                             20,876        32,798
                                                   ---------------------------
                                                         113,456        39,147
                                                   ===========================


The accompanying footnotes are an integral part of these financial statements.

SECURAC INC.
Notes to Consolidated Financial Statements
(UNAUDITED) SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


1     NATURE OF OPERATIONS, GOING CONCERN AND BASIS OF PRESENTATION

      Securac Inc. (the "Company"), incorporated under the Business Corporation Act (Alberta), is engaged in the research, development and commercialization of enterprise risk management and compliance software.

      These financial statements have been prepared on the basis of accounting principles applicable to a going concern, which assumes that the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations. The Company's ability to continue as a going concern is dependent upon its ability to become commercially successful and to obtain additional financing. As described in note 7, the Company completed the reverse takeover of a public entity in October 2004. The Company plans to access additional equity funding through this public entity. These financial statements do not reflect adjustments to the carrying values of assets and liabilities, the reported revenues and expenses and the balance sheet classifications used that would be necessary if the going concern assumption were not appropriate. Such adjustments could be material.

      These interim unaudited financial statements have been prepared by management in accordance with Canadian generally accepted accounting principles ("GAAP") and comply in all material respects with accounting principles generally accepted in the United States. These interim unaudited financial statements follow the same accounting policies and methods of application as the audited annual financial statements and should be read in conjunction with the Company's audited consolidated financial statements and notes thereto for the year ended December 31, 2003. These interim unaudited financial statements do not conform in all respects to the requirements of GAAP for annual financial statements. These statements include, in the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the financial position, results of operations and cash flows for the periods presented. Results for the nine-month period ended September 30, 2004 are not necessarily indicative of the results that may be expected for the entire fiscal year or future periods.

2     BUSINESS ACQUISITIONS

      a)    Brycol Consulting Ltd.

            Effective March 31, 2004, the Company acquired all of the outstanding common shares of Brycol Consulting Ltd., an unrelated company. The purchase price of $466,667 was satisfied by the payment of $100,000 cash, the issue of a note payable in the amount of $100,000 and by the Company issuing 177,778 common shares at a deemed price of $1.50 per share. The acquisition was an arm's length transaction and has been accounted for using the purchase method.

            The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition. The purchase price allocation is based upon management's best estimate of the relative fair value of the identifiable assets acquired and liabilities assumed.

SECURAC INC.
Notes to Consolidated Financial Statements
(UNAUDITED) SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

(expressed in Canadian dollars)

                                                                             $
            Net assets acquired
              Current assets                                           416,375
              Property and equipment                                    11,647
              Intangible assets and goodwill                           291,497
              Current liabilities                                     (252,852)
                                                                --------------
                                                                       466,667
                                                                ==============

                                                                             $
            Consideration
              Cash                                                     100,000
              Note payable                                             100,000
              177,778 common shares of the Company                     266,667
                                                                --------------
                                                                       466,667
                                                                ==============

      b)    Telecomsecuritymanagement.com Ltd.

            Effective August 17, 2004, the Company acquired the business and certain related assets of Telecomsecuritymanagement.com Ltd., an unrelated company. The purchase price was satisfied by the Company issuing 200,000 common shares at an estimated fair value of $0.58 per share. The acquisition was an arm's length transaction and has been accounted for using the purchase method.

            The following table summarizes the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition. The purchase price allocation is based upon management's best estimate of the relative fair values of the identifiable assets acquired and liabilities assumed.

                                                                             $
                                                                --------------
            Net assets acquired
              Property and equipment                                    25,000
              Goodwill                                                  91,000
                                                                --------------
                                                                       116,000
                                                                ==============
            Consideration
              200,000 common shares of the Company                     116,000
                                                                ==============

SECURAC INC.
Notes to Consolidated Financial Statements
(UNAUDITED) SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


3     SHARE CAPITAL

      Authorized
        Unlimited number of Class A voting shares
        Unlimited number of Class B non-voting shares
        Unlimited number of Class C non-voting shares

      Issued

                                                          COMMON
                                                          SHARES        AMOUNT
                                                               #             $
                                                   ---------------------------
      Balance - December 31, 2003                     10,609,589       872,844
      Issued on the acquisition of Brycol
        Consulting Ltd. (note 2(a))                      177,778       266,667
      Issued on the acquisition of
        Telecomsecuritymanagement.com Ltd. (note 2(b))   200,000       116,000
      Issued for cash                                  1,853,337     1,768,290
      Issued for cash and services                       954,216       553,540
      Share issue costs                                       --       (93,601)
                                                   ---------------------------
                                                      13,794,920     3,483,740
                                                   ===========================


      During the period ended September 30, 2004, the Company issued 377,778 shares on the acquisition of companies as described in note 2.

      During the period ended September 30, 2004, the Company issued 753,337 common shares for cash proceeds of $1,130,005.

      On August 3, 2004, the Company issued 954,216 common shares to an employee for total cash proceeds of $95. The shares were deemed to be issued at their fair value of $0.58 per common share based on the sale of similar sized blocks of shares to arm's length parties during the same time period. The resultant compensation in the amount of $553,445 has been charged to compensation expense with a corresponding credit to share capital.

      In July 2004, the Company issued 1,100,000 common shares for cash proceeds of $722,285. In conjunction with the issue of the shares, the Company granted warrants to purchase 1,100,000 common shares at an exercise price of US$0.75 per common share. The warrants are exercisable at any time until July 16, 2006. The fair value assigned to the warrants in the amount of $0.08 per common share, for a total of $84,000 has been allocated to contributed surplus (note 4). Share capital has been credited with $0.58 per common share for a total of $638,285. No warrants have been exercised at September 30, 2004.

SECURAC INC.
Notes to Consolidated Financial Statements
(UNAUDITED) SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


4     CONTRIBUTED SURPLUS

                                                            2004          2003
                                                               $             $
                                                   ---------------------------
      Fair value of warrants (note 3)                     84,000            --
       Sale of Securac Technologies (note 5(b))          172,302            --
       Acquisition of license agreement (note 5(b))     (172,302)           --
                                                   ---------------------------
                                                          84,000            --
                                                   ===========================

5     RELATED PARTY TRANSACTIONS AND BALANCES

      On March 31, 2004, the Company completed a corporate reorganization to further protect its intellectual property and to more effectively organize its business units.

      a)    Sale of Brycol Consulting Ltd.

            Effective the close of business on March 31, 2004, the Company sold all of its shares in Brycol Consulting Ltd. ("Brycol") a wholly owned subsidiary, to Securac Holdings Inc. ("Holdings"), a company subject to common control. Consideration for the sale consisted of $466,667 for the shares of Brycol. As the transaction was between related parties, all amounts were transferred at book values. No gain or loss was incurred on the sale of Brycol, which was acquired March 31, 2004 as described in note 2(a).

      b) Sale of Securac Technologies Inc. and related software license and services agreement

            Effective the close of business on March 31, 2004, the Company sold all of its shares in Securac Technologies Inc. ("Technologies"), a wholly owned subsidiary, to Securac Holdings Inc., a company subject to common control. As the transaction was between related parties, all amounts were transferred at book values with no gain or loss recorded. Net liabilities of $172,302, which were assumed by Holdings on the sale of Technologies were credited to contributed surplus.

            The Company subsequently entered into a software license and services agreement with Technologies whereby Technologies granted to the Company the exclusive license to use and distribute the software application known as "AcertusTM" Enterprise Risk & Compliance Software in Canada and the United States of America. Consideration paid by the Company to Technologies consisted of a note payable in the amount of $786,600 (US$600,000). As the transaction was between related parties, the license agreement was recorded by the Company at its book value of $nil. The net debit of $786,600 has been charged to contributed surplus ($172,302 (note 4)) and deficit ($614,298). In addition, the Company will pay Technologies a maintenance fee of $120,000 per annum and a royalty of 6% of Gross Revenues, as defined in the agreement, generated by the Company from the licensing and distribution of the software once Gross Revenues for a fiscal quarter of the Company exceed US$300,000.

SECURAC INC.
Notes to Consolidated Financial Statements
(UNAUDITED) SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

(expressed in Canadian dollars)

            During the nine-month period ended September 30, 2004, the Company also paid $504,487 to Technologies to further develop the AcertusTM software. These payments have been recorded at the exchange amount, which is considered to be fair value and are included in research and development expenses.

      c)    Amount due to related company

            The $200,022 amount due to Securac Holdings Inc. is unsecured, non-interest bearing and has no specified repayment terms.

6     NOTES PAYABLE

                                                                             $

      Note payable to unrelated party                                  207,235

      Notes payable to former shareholders of Brycol
         Consulting Ltd.                                               100,000

      Note payable to employee                                         100,000
                                                                --------------
                                                                       407,235

      Less:  Current portion                                           390,568
                                                                --------------
                                                                        16,667
                                                                ==============

      The note payable to an unrelated party is unsecured, non-interest bearing and has no specified repayment terms. In conjunction with the reverse takeover described in note 7, this note was subsequently converted to common shares of the Company at US$0.50 per common share.

      The note payable to the former shareholders of Brycol Consulting Ltd. is unsecured, non-interest bearing and repayable in monthly instalments of $8,333 commencing March 31, 2004.

      The note payable to an employee is unsecured and has no specified repayment terms.

SECURAC INC.
Notes to Consolidated Financial Statements
(UNAUDITED) SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

(expressed in Canadian dollars)


7     SUBSEQUENT EVENT

      REVERSE TAKEOVER OF APPLEWOOD'S RESTAURANTS INC.

      In September 2004, the Company's shareholders entered into share exchange agreements with Applewood's Restaurants Inc. ("Applewood's"). On October 19, 2004, the transaction was consummated whereby Applewood's issued 2.7 shares of its common stock for each common share of Securac held by the shareholders of Securac. Applewood's issued a total of 37,246,289 shares of its common stock in the Share Exchange, which represented approximately 90% of the outstanding common stock of Applewood's after issuance. In connection with the Share Exchange, Applewood's effected a 1:15 reverse split of outstanding common stock after the exchange. The name of Applewood's Restaurants Inc. was changed to Securac Corp.

SECURAC CORP.
(formerly Applewood's Restaurants, Inc.)
Pro Forma Consolidated Balance Sheet
(UNAUDITED) AS AT SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

(expressed in Canadian dollars)

                                        SECURAC CORP.   SECURAC INC.
                                        SEPTEMBER 30,  SEPTEMBER 30,    PRO FORMA     PRO FORMA
                                                 2004           2004  ADJUSTMENTS  CONSOLIDATED
                                                    $              $            $             $
                                             (NOTE 1)                    (NOTE 3)
                                        -------------------------------------------------------
ASSETS

CURRENT ASSETS
Cash and cash equivalents                          --       113,456            --       113,456
Accounts receivable                                --       175,036            --       175,036
Advances and notes receivable                      --        68,842            --        68,842
Goods and services tax recoverable                 --        32,496            --        32,496
Prepaid expenses                                   --        10,145            --        10,145
                                        -------------------------------------------------------
                                                   --       399,975            --       399,975

PROPERTY AND EQUIPMENT                             --        43,475            --        43,475
OTHER INTANGIBLES                                  --         3,267            --         3,267
GOODWILL                                           --        91,000            --        91,000
                                        -------------------------------------------------------
                                                   --       537,717            --       537,717
                                        =======================================================

LIABILITIES

CURRENT LIABILITIES
Accounts payable and accrued liabilities           --       347,473            --       347,473
Accrued payroll                                    --        57,354            --        57,354
Deferred revenue                                   --         6,600            --         6,600
Current portion of notes payable                   --       390,568            --       390,568
Current portion of capital lease
       obligation                                  --         3,123            --         3,123
                                        -------------------------------------------------------
                                                   --       805,118            --       805,118

CAPITAL LEASE OBLIGATION                           --         8,718            --         8,718
NOTES PAYABLE                                      --        16,667            --        16,667
DUE TO RELATED COMPANY                             --       200,022            --       200,022
                                        -------------------------------------------------------
                                                   --     1,030,525            --     1,030,525
                                        -------------------------------------------------------

STOCKHOLDERS' EQUITY

ISSUED STOCK AT PAR VALUE                      48,202            --       469,899 (b)   518,101
ADDITIONAL PAID IN CAPITAL                  1,180,537     3,483,740    (1,614,638)(b) 3,049,639
CONTRIBUTED SURPLUS                                --        84,000       (84,000)(b)        --
DEFICIT                                    (1,228,739)   (4,060,548)    1,228,739 (b)(4,060,548)
                                        -------------------------------------------------------
                                                   --      (492,808)           --      (492,808)
                                        -------------------------------------------------------
                                                   --       537,717            --       537,717
                                        =======================================================

SECURAC CORP.
(formerly Applewood's Restaurants, Inc.)
Pro Forma Consolidated Statement of Loss
(UNAUDITED) FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

(expressed in Canadian dollars)

                                    SECURAC CORP.   SECURAC INC.
                                       NINE-MONTH    NINE-MONTH
                                     PERIOD ENDED  PERIOD ENDED
                                    SEPTEMBER 30,  SEPTEMBER 30,      PRO FORMA      PRO FORMA
                                             2004           2004    ADJUSTMENTS   CONSOLIDATED
                                                $              $              $              $
                                         (NOTE 1)                      (NOTE 3)
                                    ----------------------------------------------------------

REVENUE                                        --        359,097             --        359,097

COST OF SALES                                  --        259,870             --        259,870
                                    ----------------------------------------------------------

GROSS PROFIT                                   --         99,227             --         99,227
                                    ----------------------------------------------------------

OPERATING EXPENSES
Stock based compensation                       --        553,445             --        629,800
General and administration                 24,221        473,730             --        497,951
Research and development                       --        504,487             --        504,487
Sales and business development                 --        497,413             --        497,413
Marketing and investor relations               --         96,793             --         96,793
Amortization of intangibles                    --          9,799             --          9,799
Depreciation                                   --          3,071             --          3,071
                                    ----------------------------------------------------------
                                           24,221      2,138,738             --      2,239,314
                                    ----------------------------------------------------------

LOSS FROM OPERATIONS                      (24,221)    (2,039,511)            --     (2,140,087)
                                    ----------------------------------------------------------

OTHER INCOME (EXPENSES)
Interest                                       --         (6,038)            --         (6,038)
Bad debt                                       --         (2,500)            --         (2,500)
Foreign exchange loss                          --         (4,243)            --         (4,243)
                                    ----------------------------------------------------------
                                               --        (12,781)            --        (12,781)
                                    ----------------------------------------------------------

NET LOSS FOR THE PERIOD                   (24,221)    (2,052,292)            --     (2,152,868)
                                    ==========================================================
                                                $              $                             $

LOSS PER COMMON SHARE                       (0.01)            --                         (0.05)
                                    ==========================================================
                                                #              #                             #

WEIGHTED AVERAGE OUTSTANDING SHARES     3,820,667             --     37,246,289 (b) 41,066,956
                                    ==========================================================

SECURAC CORP.
(formerly Applewood's Restaurants, Inc.)
Pro Forma Consolidated Statement of Loss
(UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

(expressed in Canadian dollars)

                                    SECURAC CORP.   SECURAC INC.
                                       YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,     PRO FORMA      PRO FORMA
                                             2004           2004   ADJUSTMENTS   CONSOLIDATED
                                                $              $             $              $
                                         (NOTE 1)                     (NOTE 3)
                                    ----------------------------------------------------------
REVENUE                                        --        527,096             --        527,096

COST OF SALES                                  --        387,866             --        387,866
                                    ----------------------------------------------------------
GROSS PROFIT                                   --        139,230             --        139,230
                                    ----------------------------------------------------------
OPERATING EXPENSES
General and administration                 12,434        561,576             --        574,010
Research and development                       --        391,197             --        391,197
Sales and business development                 --        312,033             --        312,033
Marketing and investor relations               --        107,832             --        107,832
Amortization of intangibles                    --         13,066             --         13,066
Depreciation                                   --          2,923             --          2,923
                                    ----------------------------------------------------------
                                           12,434      1,388,627             --      1,401,061
                                    ----------------------------------------------------------

LOSS FROM OPERATIONS                      (12,434)    (1,249,397)            --     (1,261,831)
                                    ----------------------------------------------------------

OTHER INCOME (EXPENSES)
Interest income                                --            477             --            477
Interest expense                               --         (1,785)            --         (1,785)
Loss on disposal of property, plant
   and equipment                               --           (158)            --           (158)
Foreign exchange loss                          --        (13,867)            --        (13,867)
                                    ----------------------------------------------------------
                                               --        (15,333)            --        (15,333)
                                    ----------------------------------------------------------
NET LOSS FOR THE YEAR                     (12,434)    (1,264,730)            --     (1,277,164)
                                    ==========================================================
                                                $              $                             $

LOSS PER COMMON SHARE                          --             --                         (0.03)
                                    ==========================================================
                                                #              #                             #

WEIGHTED AVERAGE OUTSTANDING SHARES     3,820,667             --    37,246,289 (b)  41,066,956
                                    ==========================================================

SECURAC CORP.
(formerly Applewood's Restaurants, Inc.)
Notes to Pro Forma Consolidated Financial Statements
(UNAUDITED) SEPTEMBER 30, 2004
--------------------------------------------------------------------------------


(expressed in Canadian dollars)

1     BASIS OF PRESENTATION

      The unaudited pro forma consolidated financial statements give effect to the reverse takeover of Securac Corp. completed with an effective date of October 19, 2004 by Securac Inc. See note 2 - Reverse Takeover. The unaudited pro forma consolidated financial statements have been prepared by management using the accounting principles disclosed in the consolidated financial statements of Securac Inc. for the year ended December 31, 2003 and as if the transaction described in note 2 had occurred on January 1, 2003 with respect to the pro forma consolidated statement of operations for the year ended December 31, 2003; January 1, 2004 with respect to the pro forma consolidated statement of operations for the nine-month period ended September 30, 2004; and September 30, 2004 with respect to the consolidated balance sheet as at September 30, 2004.

      The unaudited pro forma consolidated balance sheet as at September 30, 2004 and the statement of operations for the nine-month period ended September 30, 2004 are based on the following:

      a) the unaudited interim consolidated financial statements of Securac Inc. for the nine-month period ended September 30, 2004; and

      b) the unaudited financial statements of Securac Corp. for the nine-month period ended September 30, 2004.

      The unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 is based on the following:

      c) the audited consolidated financial statements of Securac Inc. for the year ended December 31, 2003; and

      d) the audited financial statements of Securac Corp. for the year ended December 31, 2003.

      The functional currency of Securac Corp. is the US dollar. The statement of operations of Securac Corp. for the nine-month period ended September 30, 2004 and the year ended December 31, 2003 have been converted into Canadian dollars at the average exchange rates for the periods, which were CAN$1 = US$0.75290, and CAN$1 = US$0.71352, respectively. The balance sheet of Securac Corp. as at September 30, 2004 has been converted into Canadian dollars at an exchange rate of CAN$1 = US$0.79264.

      The unaudited pro forma consolidated balance sheet and statements of operations are not necessarily indicative of the results of operations that would have been realized for the periods presented, nor do they purport to project the results of operations of Securac Corp. for any future periods. The statements of operations do not include expected benefits and cost savings, if any, that may arise from the reverse takeover.

SECURAC CORP.
(formerly Applewood's Restaurants, Inc.)
Notes to Pro Forma Consolidated Financial Statements
(UNAUDITED) SEPTEMBER 30, 2004
--------------------------------------------------------------------------------


(expressed in Canadian dollars)

      The unaudited pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements of Securac Inc. as at and for the year ended December 31, 2003, the interim unaudited consolidated financial statements of Securac Inc. for the nine-month period ended September 30, 2004, the audited financial statements of Securac Corp. as at and for the year ended December 31, 2003 and the interim unaudited financial statements of Securac Corp. for the nine-month period ended September 30, 2004.

2     REVERSE TAKEOVER

      On October 19, 2004, Securac Inc. ("Inc.") consummated a Share Exchange with Securac Corp. ("Corp." - formerly Applewood's Restaurants, Inc.) pursuant to which Corp. issued 2.7 shares of common stock in exchange for each issued common share of Inc. held by its shareholders. Corp. issued a total of 37,246,289 shares of common stock. In connection with the Share Exchange, Corp. assumed warrants held by investors in Inc., which warrants will now entitle the holders to purchase an aggregate of 2,970,000 shares of common stock of Corp. at any time until July 16, 2006 at an exercise price of US$0.75 per share. As the number of shares issued in the Share Exchange by Corp. to the shareholders in Inc. represented approximately 90% of the outstanding common stock of Corp. after issuance, the transaction has been accounted for as a reverse takeover of Corp. by the shareholders of Inc.

      In connection with and as a condition to the Share Exchange, Corp. completed a one-for-fifteen reverse split of its outstanding shares of common stock effective for trading purposes on October 21, 2004. All share and per share information referred to herein reflect the reverse split.

3     PRO FORMA ADJUSTMENTS

      The unaudited pro forma financial statements incorporate the following adjustments.

      a) A one-for-fifteen reverse split of the outstanding shares of common stock of Securac Corp., which became effective for trading purposes on October 21, 2004, as if it had occurred at the beginning of the period.

      b) The reverse takeover of Securac Corp. ("Corp.") by Securac Inc., as described in note 2, pursuant to which Corp. issued 37,246,289 shares of common stock in exchange for all of the issued shares of common stock of Securac Inc. ("Inc."). This has been accounted for as a reverse takeover of Corp. by Inc., which results in the elimination of the common stockholders' equity of Corp., including common stock at par value, additional paid in capital and accumulated deficit at the balance sheet date.

SECURAC CORP.
(formerly Applewood's Restaurants, Inc.)
Notes to Pro Forma Consolidated Financial Statements
(UNAUDITED) SEPTEMBER 30, 2004
--------------------------------------------------------------------------------


(expressed in Canadian dollars)

4     STOCKHOLDER'S EQUITY

      Authorized

      200,000,000 shares at a par value of $0.01 per share

      Issued

                                               COMMON STOCK          ADDITIONAL
                                    ----------------------------        PAID IN       RETAINED
                                           SHARES         AMOUNT        CAPITAL      (DEFICIT)
                                                #              $              $              $
                                    ----------------------------------------------------------
As at September 30, 2004                3,820,667         48,202      1,180,537     (1,228,739)
Reverse takeover (note 2)              37,246,289        469,899       (518,101)     1,228,739
                                               --             --     (1,180,537)    (4,060,548)
                                               --             --      3,567,740             --
                                    ----------------------------------------------------------
Pro forma as at September 30, 2004     41,066,956        518,101      3,049,639     (4,060,548)
                                    ==========================================================